Exhibit 99.2

DEVELOPERS DIVERSIFIED AND INLAND RETAIL REAL ESTATE TRUST, INC. ANNOUNCE FORM OF MERGER CONSIDERATION

February 7, 2007

Developers Diversified (NYSE: DDR), the leading owner, operator and developer of market-dominant community centers in the U.S., and Inland Retail Real Estate Trust, Inc. (“Inland Retail”) announced yesterday that Developers Diversified has elected to pay Inland Retail shareholders the $14.00 per share merger consideration through a combination of $12.50 in cash and $1.50 in Developers Diversified common shares. Inland Retail shareholders will also be entitled to receive accrued but unpaid dividends in cash. Please read the attached press release for further details.

Inland Retail shareholders will receive the attached letter regarding this announcement. All information regarding the merger can be found on Inland Retail’s website at www.inland-retail.com.

Every vote is important! Please encourage any of your clients who have not yet voted on the merger to immediately do so. Holders of at least two-thirds of our outstanding shares of stock must vote to approve this merger.

OTHER IMPORTANT ITEMS TO NOTE:

DISTRIBUTIONS:

On February 7, 2007, Inland Retail paid a distribution of $0.069167 per share to shareholders of record as of January 24, 2007. Inland Retail shareholders will receive the attached distribution letter. Pending the closing of the merger, this is the final regular monthly distribution.

CERTIFICATES:

The attached letter was sent to all shareholders with outstanding certificates requesting that they immediately surrender their Inland Retail certificates so that the shares may be converted to book-entry. There are still a number of shareholders who have not yet surrendered their stock certificates.

Assuming approval of the merger at the shareholders’ meeting on February 22, 2007, we expect the closing of the merger to occur shortly thereafter. We anticipate that shareholders with all shares held in book-entry to automatically receive payment of the merger agreement in March. Those shareholders with certificated shares should receive a Letter of Transmittal to complete to claim their funds at the same time book-entry shareholders will be receiving payment of the merger consideration.

If a shareholder with certificated shares waits until the closing of the merger to report a certificate as lost, a fee of 1.5% of the market value of the stock (minimum $25.00) will be required before the merger consideration can be paid to the shareholder. At this time, there is no fee to report a certificate issued directly by Inland Retail as lost. Simply complete the attached

Affidavit of Lost Shares and return it to Inland Retail prior to Friday, February 16, 2007.

Certificates or Affidavits of Lost Shares should immediately be sent to:

Investor Relations Inland Retail Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523

ACCOUNT CHANGES:

If there are any discrepancies regarding a shareholder’s account, such as an incorrect address, misspelled name or incorrect registration, please contact us immediately. In anticipation of our merger with DDR, requests to change any account information must be received by Registrar and Transfer Company no later than Friday, February 16, 2007. If there is a deceased person listed in the registration, please immediately complete a Request to Transfer Stock to re-register the shares into the name of the new owner(s). Otherwise, the merger consideration will be issued in the name of the current registration.

1099s:

Form 1099s were mailed to shareholders of all applicable accounts at the end of January by Registrar and Transfer Company (“R&T”). Please find enclosed a list of Frequently Asked Questions regarding 1099s.

If you have any questions, please contact your Inland regional sales team at the telephone number listed below or Inland Retail Investor Relations at (800) 348-9192.

Inland Regional Sales:	East	888-820-3974

	Midwest	800-323-6122

	North	866-833-5255

	West	866-624-2603

Sincerely,

INLAND RETAIL REAL ESTATE TRUST, INC. Dione K. McConnell Assistant Vice President Director of Investor Relations

This announcement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This announcement does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

For Broker/Dealer Use Only. Dissemination to prospective investors prohibited. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker/dealers authorized to do so.

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